UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2013. The net asset values (NAV) per share at that date were $45.08, $45.10, $44.82 and $45.26 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2013	Year Ended December 31, 2013
Cohen & Steers Global Realty Shares—Class A	2.84%	3.64%
Cohen & Steers Global Realty Shares—Class B	2.48%	2.97%
Cohen & Steers Global Realty Shares—Class C	2.51%	2.99%
Cohen & Steers Global Realty Shares—Class I	3.00%	3.97%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	1.61%	3.67%
S&P 500 Index[a]	16.31%	32.39%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. The 1% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged market-weighted total return index which consists of approximately 309 companies from 20 countries whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities and is net of dividend withholding taxes. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global equity markets rallied through the first several months of the year, lifted by improvements in U.S. jobs and housing data and signs of stabilization in China's economy. Stocks continued to climb in April after the Bank of Japan announced it would pursue aggressive monetary easing in an attempt to stimulate growth and lift the country's economy out of deflation. However, real estate securities encountered headwinds in May, when the Federal Reserve indicated that it could begin to taper its quantitative easing (QE) program, sending sovereign debt yields across the globe sharply higher (real estate stocks were especially vulnerable to rising yield concerns). However, when initial bond-purchase drawdowns of $10 billion a month were actually announced in December, investors responded positively to the long-awaited news. Concerns about less-accommodative policy were largely outweighed by improving economic prospects and the Fed's reassurance to keep target rates low.

The U.S. retreated mid-year despite strong fundamentals

U.S. REITs had a total return of 2.5%b for the year, having given back much of the large gains achieved through May. Among the headwinds facing REITs were concerns about the negative effects of rising Treasury yields on capital costs and property values. However, REIT bond yields were largely unchanged, and transactions in the private market indicated that real estate values were relatively stable, supported by continued cash flow growth and strong investment demand for the types of high-quality properties that REITs typically own. As a result of the divergence between public and private sentiment, most REITs ended the year trading for less than the value of their underlying properties.

Short-lease U.S. property sectors generally outperformed

Returns diverged broadly across the U.S. REIT universe, depending largely on a company's ability to grow cash flows in a rising-rate environment. This generally favored short-lease property types such as hotel REITs (27.2% total return), which meaningfully outperformed all other sectors. Hotel companies are typically viewed as the least vulnerable to rising Treasury yields since they can raise room rates on a nightly basis, enabling them to quickly capture increasing economic activity.

The self storage sector (9.5%) continued to see exceptionally strong cash flow growth, driven by accretive acquisitions, increasing rent levels and reduced promotional activity. Industrial REITs (7.4%)

b  U.S. country and sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

also did well, as a strengthening economy led to increased global trade, manufacturing and shipping volumes. In the shopping center sector (5.0%), expansion by anchor tenants such as Target helped offset headwinds from retailers under pressure from e-commerce. By contrast, investors viewed regional mall REITs (-1.0%) as more at risk to slowing retail sales, even punishing those with the best-quality properties, where tenant demand remained strong.

The apartment sector (-6.2%) underperformed for a second straight year. Apartments were the only property sector to see meaningful supply growth, which, together with the overhang of a recovery in the "for-sale" housing market, threatened to slow the pace of income growth. Health care REITs (-7.1%) also struggled, affected more than others by interest-rate concerns due to their relatively "bond-like" cash flows. Free standing, triple net REITs (7.3%) also have long-term lease structures, but outperformed amid consolidation within the sector, including the notable merger of American Realty Capital Properties (ARCP) and Cole Real Estate.

Europe broadly outperformed

Most European markets had positive returns amid a pickup in broad economic activity. The U.K. (23.8% total return in the indexc) was a standout, aided by favorable relative valuations, resilient fundamentals and strong investment demand for London real estate. According to Cushman & Wakefield, commercial real estate investment in London hit a six-year high of £19.9 billion in 2013, up 47% from the previous year. Adding to the positive sentiment was better-than-expected economic growth, pointing to improved operating conditions for real estate companies. The country's manufacturing and construction industries joined the services sector in a recovery phase; by year end, for instance, the U.K. manufacturing Purchasing Managers' Index reading was one of the strongest in the world.

France (7.2%) benefited somewhat from improving economic conditions in neighboring Spain and Italy, even as the domestic French economy failed to spark. While the country avoided a recession in 2013, current and projected growth was not substantial enough to drive meaningful demand from tenants.

Germany (-1.9%) underperformed but saw merger activity; apartment owner Deutsche Wohnen announced it would acquire rival GSW Immobilien in a deal that would create one of Europe's largest listed real estate companies. Sweden (20.6%) was a strong performer even as its economy showed signs of deceleration. The country's central bank lowered interest rates late in the period, to 0.75%, in an effort to head off potential deflation.

In the Netherlands (7.1%), office REIT Nieuwe Steen had a €300 (US$405) million equity placement that significantly deleveraged its balance sheet. The transaction may serve as a template for more recapitalizations in Europe, creating potential investment opportunities going forward.

c  Returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Asia Pacific had split performance

In Japan (60.5%), real estate developers surged along with other Japanese equities in 2013, benefiting from Prime Minister Shinzo Abe and the Bank of Japan's aggressive policies designed to stimulate economic growth and lift the country out of deflation. Developers were also coming off of extremely low valuations relative to their historical averages. With respect to fundamentals, data points suggested continued improvement, with the Tokyo office vacancy rate falling below 8% for the first time in four years (7.6% at year end) due to low supply.

Australian real estate stocks (6.6%) generally had gains in local-currency terms, although a series of interest-rate cuts and a decline in commodity prices caused a sharp devaluation in the Australian dollar, hindering net returns for most investors based in other currencies. Commonwealth Property Office had a sizable gain, having received competing takeover offers from rivals Dexus and GPT Group; at year-end negotiations were ongoing.

Hong Kong (-9.3%) and Singapore (-7.6%) both struggled amid slowdowns in local economic growth and increasing restrictions on residential development and purchasing activity, which hindered developers; and U.S. tapering concerns, which weighed on higher-yielding REITs. In news, an advisory body to the Hong Kong government proposed relaxing REIT regulations, including exempting rental income from a profit tax and allowing REITs to invest in development projects, which they could hold and manage after completion.

Fund Performance

The Fund had a positive total return for the year. The Fund's Class I shares outperformed the benchmark while Class A, Class B and Class C shares underperformed the benchmark, primarily due to class-specific expenses which are calculated at the class level. Our stock selection in the U.S. contributed to relative performance, aided by our underweight in the struggling U.S. health care property sector. Performance was further helped by stock selection in Australia, where we were underweight Westfield Group, which underperformed due in part to late-period uncertainty about a possible company restructuring. Our underweights in Canada (-2.7% total return in the index) and Switzerland (-7.9%) also benefited relative performance.

Our overweight in the U.K. contributed to relative performance, although this was partially offset by stock selection in that market. Stock selection in Hong Kong and Singapore also detracted from relative performance. Our net underweight in Japan (for the year as a whole) modestly detracted from performance; while the market surged, our position also meant an underweight in a currency that materially depreciated against the U.S. dollar.

Investment Outlook

U.S. real estate positioned for better growth

The Federal Reserve's decision to begin tapering QE in January gives us greater confidence that the U.S. economy is strong and sustainable. Our economic view is modestly more positive than the consensus, as we expect job growth and recent gains in household wealth (due to strong stock-market

COHEN & STEERS GLOBAL REALTY SHARES, INC.

returns and rising home values) to drive increased consumer spending. According to our estimates, this additional spending, plus a stronger global economy, should contribute to the creation of 2.7 million new jobs in 2014, accelerating from 2.2 million in 2013.

While we expect all U.S. property sectors to benefit from rising employment, our focus is on those we believe are the most attractively valued in the context of rising employment and consumer spending. In particular, we favor owners of high-quality retail assets, many of which trade at compelling valuations and continue to see healthy demand from national and regional retailers. We also see attractive value in offices located in urban markets benefiting from job growth in technology, media and life sciences. In the apartment sector, we expect household formation to accelerate as new jobs are added to the economy, releasing pent up demand for all forms of housing. By contrast, we have become more cautious toward industrial REITs, as we believe the market has underestimated the potential for increased supply. We remain underweight health care and suburban offices.

Seeking opportunities in Europe

Although recent economic data have signaled a potential recovery in most European economies from a low base, we expect that real estate fundamentals will remain challenged. In this context, our focus remains on owners of high-quality real estate in major city centers, many of which we believe offer a reasonable dividend yield and trade at a discount to their underlying assets. In addition to the defensive characteristics of these markets, including high barriers to entry and relatively stable operating conditions, we believe they are also well-positioned to benefit from a recovery, as tenant demand typically accelerates first in the most-desirable areas before filtering into secondary markets. We also target companies experiencing a strategic transformation that we believe will extract shareholder value.

Specific markets we favor include Central London, where we believe interest from institutional investors remains strong given the demand for income and the need for diversification into real assets. From a sector standpoint, we are particularly positive on U.K. office, industrial, self storage and retail landlords.

Other areas of potential opportunity, in our view, include Scandinavia and Germany, which feature healthier economic growth, a better fiscal outlook and a more-active lending environment relative to other parts of Europe. At the same time, we continue to seek new investment opportunities in more distressed markets, such as the Netherlands, Spain, Italy and lower-tier U.K. assets, which we believe could be sources of added value in 2014.

We Favor Australia in Asia Pacific

Australia's central bank, having reduced interest rates by 2.25% since late 2011, may now be near the end of its cutting cycle, with less of an easing bias going forward, in our view. That said, with a sub-trend economy and subdued inflation outlook, we expect a lower-rate environment to persist for some time. We are positive on the outlook for the REIT sector, where longer-term fundamentals are improving. We also expect cyclical sectors to undergo a subdued recovery from a low base following the string of rate cuts and an improvement in the global outlook.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

In Japan, we believe economic indicators should continue to improve, but could trail market expectations. Domestic capital spending and wage growth—two key factors—are still lagging, but we expect better trends in 2014. Office fundamentals should gradually improve in this environment, which along with some cap rate compression could bolster developers. For J-REITs, we favor companies that can expand their asset base or increase their dividends through external acquisitions or organic growth.

We are cautious toward Hong Kong's residential sector given the government's efforts to ease pricing pressures and deliver new supply. As well, it is uncertain to what extent volumes can rebound after developers reduce prices to clear markets. Among landlords, we are positive on office/retail companies that we believe have good quality assets, strong pricing power and growing earnings. In Singapore, we expect the residential sector to generally remain soft, with falling volumes and prices. Broadly, our favored companies include those with operations outside Singapore, with the potential to benefit from improving property markets in China and Japan.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS
	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	JON CHEIGH
	Portfolio Manager	Portfolio Manager

	GERIOS J.M. ROVERS	LUKE SULLIVAN
	Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering real assets including real estate, listed infrastructure, MLPs and commodities, as well as large cap value and preferred securities.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2013.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–1.03%[c]	–2.03%[d]	1.99%[f]	—
1 Year (without sales charge)	3.64%	2.97%	2.99%	3.97%
5 Years (with sales charge)	12.64%[c]	12.70%[e]	12.95%	—
5 Years (without sales charge)	13.68%	12.94%	12.95%	14.05%
10 Years (without sales charge)	—	—	—	6.79%
Since Inception[g] (with sales charge)	4.33%[c]	4.17%	4.17%	—
Since Inception[g] (without sales charge)	4.86%	4.17%	4.17%	8.64%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized expense ratios for each class of shares as disclosed in the May 1, 2013 prospectus for Class A and Class C shares, and the May 1, 2013 prospectus, as amended June 24, 2013, for Class I shares were as follows: Class A—1.51%; Class B and Class C—2.16% and Class I—1.20%. Beginning July 1, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the FTSE NAREIT Equity REIT Index from September 30, 2004 through September 30, 2007 for Class A, Class B and Class C shares and from December 31, 2001 through September 30, 2007 for Class I shares and the FTSE EPRA/NAREIT Developed Real Estate Index from October 1, 2007 through December 31, 2013. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 2%.

f  Reflects a contingent deferred sales charge of 1%.

g  Inception dates: September 30, 2004 for Class A, B, and C and May 8, 1997 for Class I.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013—December 31, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period[a] July 1, 2013– December 31, 2013
Class A
Actual (2.84% return)	$1,000.00	$1,028.40	$7.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12
Class B
Actual (2.48% return)	$1,000.00	$1,024.80	$10.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual (2.51% return)	$1,000.00	$1,025.10	$10.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.87	$10.41
Class I
Actual (3.00% return)	$1,000.00	$1,030.00	$5.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.91	$5.35

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.40%, 2.05%, 2.05% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.42%, 2.07%, 2.07% and 1.10%, respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

December 31, 2013
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$20,566,706	4.9
Vornado Realty Trust	16,824,906	4.0
Mitsubishi Estate Co., Ltd.	16,704,098	4.0
Mitsui Fudosan Co., Ltd.	15,378,544	3.7
Equity Residential	12,538,950	3.0
Hammerson PLC	11,569,435	2.8
Klepierre	9,456,368	2.3
Prologis	9,309,220	2.2
Hongkong Land Holdings Ltd. (USD)	8,620,744	2.1
Land Securities Group PLC	8,483,713	2.0

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

		Number of Shares	Value
COMMON STOCK	98.6%
AUSTRALIA	8.3%
REAL ESTATE
DIVERSIFIED	5.6%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Cromwell Property Group		1,925,632	1,676,412
Dexus Property Group		6,188,968	5,553,761
Goodman Group		1,916,407	8,093,788
Mirvac Group		5,342,097	8,013,532
			23,337,493
RETAIL	2.7%
CFS Retail Property Trust		3,092,898	5,371,408
Federation Centres Ltd.		2,855,452	5,966,143
			11,337,551
TOTAL AUSTRALIA			34,675,044
BERMUDA	1.0%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[c]		289,718	4,377,639
CANADA	1.6%
REAL ESTATE
DIVERSIFIED	0.8%
H&R Real Estate Investment Trust		173,210	3,489,474
OFFICE	0.8%
Allied Properties Real Estate Investment Trust		105,471	3,252,746
TOTAL CANADA			6,742,220
FRANCE	3.8%
REAL ESTATE—RETAIL
Klepierre		204,063	9,456,368
Unibail-Rodamco		24,520	6,282,612
TOTAL FRANCE			15,738,980
GERMANY	1.2%
REAL ESTATE—RESIDENTIAL
Deutsche Wohnen AG		257,632	4,974,343

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
HONG KONG	8.6%
REAL ESTATE
DIVERSIFIED	4.6%
Hang Lung Properties Ltd.		633,000	$2,008,150
New World Development Co., Ltd.		1,176,283	1,489,638
Shimao Property Holdings Ltd.		1,338,500	3,065,623
Sun Hung Kai Properties Ltd.		565,101	7,170,981
Wharf Holdings Ltd.		721,624	5,509,220
			19,243,612
OFFICE	2.1%
Hongkong Land Holdings Ltd. (USD)		1,461,143	8,620,744
RESIDENTIAL	1.9%
China Overseas Land & Investment Ltd.		2,779,858	7,815,135
TOTAL HONG KONG			35,679,491
JAPAN	13.5%
REAL ESTATE
DIVERSIFIED	10.4%
Activia Properties		360	2,833,919
Mitsubishi Estate Co., Ltd.		559,335	16,704,098
Mitsui Fudosan Co., Ltd.		427,877	15,378,544
Sumitomo Realty & Development Co., Ltd.		84,000	4,171,684
Tokyo Tatemono Co., Ltd.		179,000	1,985,300
Tokyu Fudosan Holdings Corp.[c]		237,600	2,233,634
			43,307,179
INDUSTRIALS	0.5%
Industrial & Infrastructure Fund Investment Corp.		255	2,123,588
OFFICE	1.3%
Japan Prime Realty Investment Corp.		629	2,012,848
Japan Real Estate Investment Corp.		627	3,357,971
			5,370,819
RETAIL	1.3%
Japan Retail Fund Investment Corp.		2,718	5,528,398
TOTAL JAPAN			56,329,984

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
NETHERLANDS	2.8%
REAL ESTATE
DIVERSIFIED	0.5%
Wereldhave NV		26,328	$2,070,664
OFFICE	1.3%
Nieuwe Steen Investments NV		865,215	5,475,268
RETAIL	1.0%
Corio NV		91,673	4,108,180
TOTAL NETHERLANDS			11,654,112
NORWAY	0.4%
REAL ESTATE—OFFICE
Norwegian Property ASA		1,315,293	1,576,539
SINGAPORE	2.8%
REAL ESTATE
DIVERSIFIED	2.0%
Capitaland Ltd.		3,459,000	8,305,218
INDUSTRIALS	0.8%
Global Logistic Properties Ltd.		1,438,000	3,293,173
TOTAL SINGAPORE			11,598,391
UNITED KINGDOM	8.7%
REAL ESTATE
DIVERSIFIED	5.4%
Hammerson PLC		1,391,750	11,569,435
Land Securities Group PLC		531,725	8,483,713
Londonmetric Property PLC		1,095,376	2,508,607
			22,561,755
INDUSTRIALS	0.8%
Segro PLC		633,478	3,503,686
OFFICE	1.1%
Derwent London PLC		54,701	2,260,024
Great Portland Estates PLC		209,376	2,076,830
			4,336,854
RETAIL	0.5%
Intu Properties PLC		421,686	2,164,004

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SELF STORAGE	0.9%
Big Yellow Group PLC		468,305	$3,706,840
TOTAL UNITED KINGDOM			36,273,139
UNITED STATES	45.9%
REAL ESTATE
DIVERSIFIED	5.9%
Cousins Properties		145,348	1,497,084
Forest City Enterprises, Class Ac		335,208	6,402,473
Vornado Realty Trust		189,491	16,824,906
			24,724,463
HEALTH CARE	2.9%
Aviv REIT		82,602	1,957,668
HCP		61,325	2,227,324
Ventas		136,637	7,826,567
			12,011,559
HOTEL	2.1%
Hersha Hospitality Trust		342,416	1,907,257
Host Hotels & Resorts		151,861	2,952,178
Strategic Hotels & Resorts[c]		410,591	3,880,085
			8,739,520
INDUSTRIALS	2.9%
First Industrial Realty Trust		168,519	2,940,657
Prologis		251,941	9,309,220
			12,249,877
OFFICE	6.2%
Corporate Office Properties Trust		203,830	4,828,733
Douglas Emmett		231,090	5,382,086
Empire State Realty Trust, Class A		197,620	3,023,586
PS Business Parks		52,327	3,998,829
SL Green Realty Corp.		91,351	8,439,005
			25,672,239

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
RESIDENTIAL	8.1%
APARTMENT	7.6%
Apartment Investment & Management Co.		208,922	$5,413,169
Equity Residential		241,738	12,538,950
Home Properties		100,303	5,378,247
UDR		343,774	8,027,123
			31,357,489
MANUFACTURED HOME	0.5%
Equity Lifestyle Properties		60,365	2,187,024
TOTAL RESIDENTIAL			33,544,513
SELF STORAGE	2.4%
Extra Space Storage		96,650	4,071,864
Sovran Self Storage		93,740	6,109,036
			10,180,900
SHOPPING CENTERS	12.5%
COMMUNITY CENTER	5.7%
Brixmor Property Group[c]		43,215	878,561
DDR Corp.		206,589	3,175,273
Kimco Realty Corp.		375,094	7,408,106
Regency Centers Corp.		177,677	8,226,445
Tanger Factory Outlet Centers		123,531	3,955,463
			23,643,848
FREE STANDING	1.4%
Realty Income Corp.		155,018	5,786,822
REGIONAL MALL	5.4%
Glimcher Realty Trust		225,797	2,113,460
Simon Property Group		135,165	20,566,706
			22,680,166
TOTAL SHOPPING CENTERS			52,110,836

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

		Number of Shares	Value
SPECIALTY	2.9%
Digital Realty Trust		154,699	$7,598,815
EPR Properties		86,705	4,262,418
			11,861,233
TOTAL UNITED STATES			191,095,140
TOTAL COMMON STOCK (Identified cost—$356,550,575)			410,715,022
SHORT-TERM INVESTMENTS	0.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.06%[d]		100,000	100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$100,000)			100,000
TOTAL INVESTMENTS (Identified cost—$356,650,575)	98.6%		410,815,022
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4		5,652,619
NET ASSETS	100.0%		$416,467,641

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Sector Summary	% of Net Assets
Diversified	35.2
Shopping Centers	12.5
Office	13.2
Residential	11.2
Retail	9.3
Industrials	5.0
Self Storage	3.3
Hotel	3.1
Health Care	2.9
Specialty	2.9
Other	1.4
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:
Investments in securities, at value (Identified cost—$356,650,575)	$410,815,022
Cash	252,583
Foreign currency, at value (Identified cost—$61,075)	61,101
Receivable for:
Investment securities sold	3,878,523
Fund shares sold	2,087,144
Dividends	1,523,401
Other assets	5,262
Total Assets	418,623,036
LIABILITIES:
Payable for:
Fund shares redeemed	837,811
Investment securities purchased	646,943
Investment advisory fees	417,323
Shareholder servicing fees	17,391
Administration fees	7,018
Distribution fees	4,888
Directors' fees	1,278
Other liabilities	222,743
Total Liabilities	2,155,395
NET ASSETS	$416,467,641
NET ASSETS consist of:
Paid-in capital	$427,411,705
Dividends in excess of net investment income	(3,900,145)
Accumulated net realized loss	(61,207,590)
Net unrealized appreciation	54,163,671
$416,467,641

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2013

CLASS A SHARES:
NET ASSETS	$116,147,729
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,576,383
Net asset value and redemption price per share	$45.08
Maximum offering price per share ($45.08 ÷ 0.955)[a]	$47.20
CLASS B SHARES:
NET ASSETS	$424,010
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,401
Net asset value and offering price per share[b]	$45.10
CLASS C SHARES:
NET ASSETS	$80,275,788
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,791,239
Net asset value and offering price per share[b]	$44.82
CLASS I SHARES:
NET ASSETS	$219,620,114
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,852,244
Net asset value, offering and redemption price per share	$45.26

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividend income (net of $706,807 of foreign withholding tax)	$11,592,297
Expenses:
Investment advisory fees	4,089,791
Distribution fees—Class A	340,331
Distribution fees—Class B	3,941
Distribution fees—Class C	641,334
Shareholder servicing fees—Class A	136,132
Shareholder servicing fees—Class B	1,314
Shareholder servicing fees—Class C	213,778
Shareholder servicing fees—Class I	98,455
Custodian fees and expenses	243,109
Administration fees	231,062
Transfer agent fees and expenses	135,160
Shareholder reporting expenses	108,644
Professional fees	107,564
Registration and filing fees	40,623
Directors' fees and expenses	27,183
Line of credit fees	11,924
Miscellaneous	34,162
Total Expenses	6,464,507
Reduction of Expenses (See Note 2)	(81,063)
Net Expenses	6,383,444
Net Investment Income	5,208,853
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,132,574
Foreign currency transactions	(188,242)
Net realized gain	42,944,332
Net change in unrealized appreciation (depreciation) on:
Investments	(32,412,907)
Foreign currency translations	2,920
Net change in unrealized appreciation (depreciation)	(32,409,987)
Net realized and unrealized gain	10,534,345
Net Increase in Net Assets Resulting from Operations	$15,743,198

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$5,208,853	$5,047,828
Net realized gain	42,944,332	31,024,038
Net change in unrealized appreciation (depreciation)	(32,409,987)	56,597,330
Net increase in net assets resulting from operations	15,743,198	92,669,196
Dividends to Shareholders from:
Net investment income:
Class A	(2,372,753)	(4,220,653)
Class B	(5,087)	(20,756)
Class C	(979,591)	(2,286,236)
Class I	(4,733,921)	(8,844,074)
Total dividends to shareholders	(8,091,352)	(15,371,719)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(33,826,375)	(6,686,454)
Total increase (decrease) in net assets	(26,174,529)	70,611,023
Net Assets:
Beginning of year	442,642,170	372,031,147
End of year[a]	$416,467,641	$442,642,170

a  Includes dividends in excess of net investment income of $3,900,145 and $10,417,315, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$44.31	$36.58	$40.79	$36.11	$27.87
Income (loss) from investment operations:
Net investment income[a]	0.51	0.49	0.44	0.59 [b]	0.52
Net realized and unrealized gain (loss)	1.08	8.78	(4.24)	5.48	9.75
Total from investment operations	1.59	9.27	(3.80)	6.07	10.27
Less dividends and distributions to shareholders from:
Net investment income	(0.82)	(1.54)	(0.30)	(1.40)	(2.01)
Tax return of capital	—	—	(0.11)	—	(0.04)
Total dividends and distributions to shareholders	(0.82)	(1.54)	(0.41)	(1.40)	(2.05)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02
Net increase (decrease) in net asset value	0.77	7.73	(4.21)	4.68	8.24
Net asset value, end of year	$45.08	$44.31	$36.58	$40.79	$36.11
Total investment return[d,e]	3.64%	25.56%	–9.42%	17.19%	37.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$116.1	$121.1	$122.8	$172.6	$121.4
Ratio of expenses to average daily net assets (before expense reduction)	1.46%	1.51%[f]	1.57%[f]	1.56%[f]	1.86%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%	1.51%[f]	1.57%[f]	1.56%[f]	1.65%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.10%	1.18%[f]	1.10%[f]	1.58%[f]	1.51%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.11%	1.18%[f]	1.10%[f]	1.58%[f]	1.70%
Portfolio turnover rate	119%	101%	105%	110%	170%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$44.28	$36.53	$40.76	$36.06	$27.82
Income (loss) from investment operations:
Net investment income[a]	0.20	0.21	0.18	0.30 [b]	0.35
Net realized and unrealized gain (loss)	1.10	8.76	(4.24)	5.53	9.69
Total from investment operations	1.30	8.97	(4.06)	5.83	10.04
Less dividends and distributions to shareholders from:
Net investment income	(0.48)	(1.22)	(0.06)	(1.14)	(1.78)
Tax return of capital	—	—	(0.11)	—	(0.04)
Total dividends and distributions to shareholders	(0.48)	(1.22)	(0.17)	(1.14)	(1.82)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02
Net increase (decrease) in net asset value	0.82	7.75	(4.23)	4.70	8.24
Net asset value, end of year	$45.10	$44.28	$36.53	$40.76	$36.06
Total investment return[d,e]	2.97%	24.72%	–10.02%	16.43%	36.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.6	$0.9	$1.6	$1.8
Ratio of expenses to average daily net assets (before expense reduction)	2.11%	2.16%[f]	2.22%[f]	2.21%[f]	2.51%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.10%	2.16%[f]	2.22%[f]	2.21%[f]	2.30%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	0.42%	0.52%[f]	0.43%[f]	0.82%[f]	0.95%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.43%	0.52%[f]	0.43%[f]	0.82%[f]	1.19%
Portfolio turnover rate	119%	101%	105%	110%	170%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$44.04	$36.39	$40.64	$35.98	$27.79
Income (loss) from investment operations:
Net investment income[a]	0.21	0.22	0.19	0.33 [b]	0.34
Net realized and unrealized gain (loss)	1.09	8.72	(4.23)	5.49	9.67
Total from investment operations	1.30	8.94	(4.04)	5.82	10.01
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(1.29)	(0.10)	(1.17)	(1.80)
Tax return of capital	—	—	(0.11)	—	(0.04)
Total dividends and distributions to shareholders	(0.52)	(1.29)	(0.21)	(1.17)	(1.84)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02
Net increase (decrease) in net asset value	0.78	7.65	(4.25)	4.66	8.19
Net asset value, end of year	$44.82	$44.04	$36.39	$40.64	$35.98
Total investment return[d,e]	2.99%	24.74%	–10.02%	16.46%	36.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$80.3	$80.0	$63.4	$66.7	$48.1
Ratio of expenses to average daily net assets (before expense reduction)	2.11%	2.16%[f]	2.22%[f]	2.21%[f]	2.51%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.10%	2.16%[f]	2.22%[f]	2.21%[f]	2.30%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	0.45%	0.54%[f]	0.49%[f]	0.87%[f]	0.93%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.46%	0.54%[f]	0.49%[f]	0.87%[f]	1.16%
Portfolio turnover rate	119%	101%	105%	110%	170%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$44.49	$36.73	$40.96	$36.26	$27.98
Income (loss) from investment operations:
Net investment income[a]	0.66	0.62	0.60	0.71 [b]	0.65
Net realized and unrealized gain (loss)	1.08	8.82	(4.27)	5.51	9.75
Total from investment operations	1.74	9.44	(3.67)	6.22	10.40
Less dividends and distributions to shareholders from:
Net investment income	(0.97)	(1.68)	(0.45)	(1.53)	(2.10)
Tax return of capital	—	—	(0.11)	—	(0.04)
Total dividends to shareholders	(0.97)	(1.68)	(0.56)	(1.53)	(2.14)
Redemption fees retained by the Fund	—	—	0.00 [c]	0.01	0.02
Net increase (decrease) in net asset value	0.77	7.76	(4.23)	4.70	8.28
Net asset value, end of year	$45.26	$44.49	$36.73	$40.96	$36.26
Total investment return[d]	3.97%	25.95%	–9.11%[e]	17.61%[e]	37.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.6	$241.0	$184.9	$155.7	$69.5
Ratio of expenses to average daily net assets (before expense reduction)	1.15%	1.20%[f]	1.22%[f]	1.21%[f]	1.51%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.12%	1.20%[f]	1.22%[f]	1.21%[f]	1.30%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.40%	1.51%[f]	1.52%[f]	1.88%[f]	1.93%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.42%	1.51%[f]	1.52%[f]	1.88%[f]	2.14%
Portfolio turnover rate	119%	101%	105%	110%	170%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2013, there were $152,523,551 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of December 31, 2013.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Australia	$34,675,044	$34,675,044	$—	$—	[a]
Common Stock— Other Countries	376,039,978	376,039,978	—	—
Money Market Funds	100,000	—	100,000	—
Total Investments[b]	$410,815,022	$410,715,022	$100,000	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

Beginning July 1, 2013 through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund. For the year ended December 31, 2013, fees waived/reimbursed totaled $81,063.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2013, the Fund incurred $90,884 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1% on purchases of $1 million or more of Class A shares, which applies if

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

redemption occurs within one year from purchase. There is a CDSC on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2013, the Fund has been advised that the distributor received $21,123 in sales commissions from the sale of Class A shares and $250, $171 and $17,254 of CDSC relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $5,543 for the year ended December 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2013, totaled $531,704,098 and $563,162,045, respectively.

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended December 31,
	2013	2012
Ordinary income	$8,091,352	$15,371,719
Total dividends	$8,091,352	$15,371,719

As of December 31, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$372,133,594
Gross unrealized appreciation	$49,472,404
Gross unrealized depreciation	(10,790,976)
Net unrealized appreciation	$38,681,428

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2013, the Fund had a net capital loss carryforward of $47,135,725, which may be used to offset future capital gains. These losses are a short-term capital loss carryover, of which $12,302,065 will expire on December 31, 2016 and $34,833,660 will expire on December 31, 2017. In addition, the Fund incurred short-term losses of $1,737,899 and net ordinary losses of $944,627 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2013, the Fund utilized net capital loss carryforwards of $29,797,681.

As of December 31, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $9,399,669 and dividends in excess of net investment income was credited $9,399,669. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A:
Sold	1,043,639	$47,788,439	594,975	$24,342,062
Issued as reinvestment of dividends	45,946	2,021,170	82,751	3,507,778
Redeemed	(1,245,405)	(56,912,761)	(1,302,103)	(53,130,282)
Net decrease	(155,820)	$(7,103,152)	(624,377)	$(25,280,442)
Class B:
Sold	15	$660	56	$2,358
Issued as reinvestment of dividends	96	4,241	397	16,872
Redeemed	(4,427)	(203,849)	(11,668)	(489,328)
Net decrease	(4,316)	$(198,948)	(11,215)	$(470,098)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class C:
Sold	399,534	$18,208,297	402,454	$16,642,909
Issued as reinvestment of dividends	13,474	589,269	32,972	1,393,594
Redeemed	(437,612)	(19,811,151)	(362,324)	(14,846,204)
Net increase (decrease)	(24,604)	$(1,013,585)	73,102	$3,190,299
Class I:
Sold	2,050,685	$94,436,535	2,254,617	$93,047,305
Issued as reinvestment of dividends	71,760	3,167,166	154,405	6,564,987
Redeemed	(2,687,844)	(123,114,391)	(2,025,966)	(83,738,505)
Net increase (decrease)	(565,399)	$(25,510,690)	383,056	$15,873,787

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 24, 2014, the credit agreement was renewed under similar terms and expires January 23, 2015.

During the year ended December 31, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Shares, Inc. (the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2014

COHEN & STEERS GLOBAL REALTY SHARES, INC.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,866,566.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $604,548. The Fund generated net foreign source income of $7,800,852 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers[5] Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Martin Cohen[5,6] Age: 65	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM since 2003 and CNS since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	1991 to present
Disinterested Directors
Michael G. Clark Age: 48	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	2011 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[6] Age: 71	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	22	2001 to present
George Grossman Age: 60	Director	Until next election of directors	Attorney-at-law	22	1993 to present
Richard E. Kroon Age: 71	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	22	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 70	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				22	2001 to present
Frank K. Ross Age: 70	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004; Former Board member of NCRIC Inc. from 2004 to 2005 and formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	22	2004 to present

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 67	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	22	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

5  Effective January 1, 2014, Martin Cohen, currently co-Chairman and co-CEO, became Executive Chairman of the Advisor. Robert Steers, currently co-Chairman and co-CEO, became the sole CEO, responsible for day-to-day leadership and management of the Advisor.

6  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 50	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Jon Cheigh Age: 41	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of CSCM.	Since 2007
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006.	Since 2006
Lisa D. Phelan Age: 45	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006

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COHEN & STEERS GLOBAL REALTY SHARES, INC.

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Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 39	Assistant Secretary

Senior Vice President and Associate General Counsel of CSCM since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 43	Assistant Treasurer	Vice President of the CSCM since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Jon Cheigh
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
800-437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
B—CSFBX
C—CSFCX
I—CSSPX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSFAXAR

Annual Report December 31, 2013

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$48,410	$48,410
Audit-Related Fees	$0	$0
Tax Fees	$6,200	$6,200
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2013	2012
Registrant	$6,200	$6,200
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 28, 2014